UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
____________________

FORM 8-K/A

Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 16, 2011

HECLA MINING COMPANY
(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-8491	77-0664171
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6500 North Mineral Drive, Suite 200
Coeur d'Alene, Idaho 83815-9408
(Address of Principal Executive Offices) (Zip Code)

(208) 769-4100
(Registrant's Telephone Number, Including Area Code)

N/A
(Former name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12(b))
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Form 8-K/A is being filed as an amendment to the Current Reports on Form 8-K filed by Hecla Mining Company (the “Company”) with the U.S. Securities and Exchange Commission on May 9, 2011 and August 9, 2011.

The May 9, 2011 Form 8-K was filed to report the results of the matters submitted to a vote at the Company’s annual meeting of shareholders held on May 3, 2011 (the “Annual Meeting”).

The August 9, 2011 Form 8-K was filed to report the results of the Company’s Second Quarter 2011 and six months ended June 30, 2011, financial results and announcing the Board of Directors’ final approval of the Lucky Friday #4 Share and certain other developments (“Press Release No. 2”).

The purposes of this Amendment are to (i) disclose the Company’s decision regarding how frequently it will conduct future non-binding shareholder advisory votes on the compensation of the Company’s Named Executive Officers, and (ii) amend Item 8.01 of the 8-K filed on August 9, 2011 to indicate that Press Release No. 2 was “furnished” not “filed” by the Company.  Except for the foregoing, this Amendment does not amend, modify or update the disclosures contained in the original 8-K’s.

Item 5.07  Submission of Matters to a Vote of Security Holders

At the Annual Meeting, the Company’s shareholders voted, on a non-binding advisory basis, on the frequency of future shareholder votes on Named Executive Officers compensation every one, two or three years.  As previously reported in the original 8-K, 99,319,547 shares voted for one year, 10,877,727 shares voted for two years, 12,592,253 shares voted for three years and there were 8,991,201 abstentions and 86,644,365 broker non-votes.  In light of these voting results, the Company has decided that it will include a non-binding shareholder advisory vote on Named Executive Officer compensation in the Company’s proxy materials every year, until otherwise disclosed.

Item 8.01  Other Events

On August 8, 2011, the Company issued a news release announcing the Board of Directors’ final approval of the Lucky Friday #4 Shaft and certain other developments.  The news release was previously attached to the August 9, 2011 Form 8-K as Exhibit 99.2.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item 8.01, including Exhibit 99.2, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01  Financial Statements and Exhibits.

(d)  Exhibits

99.2	News Release dated August 8, 2011. *

____________________
*           Previously furnished by Form 8-K filed on August 9, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HECLA MINING COMPANY

By:	/s/ David C. Sienko
David C. Sienko Vice President and General Counsel

Dated:  August 16, 2011